SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          July 29, 1998
                                                -------------------------------


                        FIRSTCITY FINANCIAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            1-7614                          76-0243729
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION(COMMISSION FILE NUMBER)          (IRS EMPLOYER
OF INCORPORATION)                                          IDENTIFICATION NO.)


6400 Imperial Drive, Waco, TX                                            76712
------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code              (254) 751-1750
                                                    ----------------------------









HOFS02...:\92\54892\0011\1612\FRM7298I.530

                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS
            ------------

            Press Release of July 29, 1998.

ITEM 7.     EXHIBITS
            --------


 Exhibit number    Description
 --------------    -----------


      99.1         Press Release of July 29, 1998

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRSTCITY FINANCIAL CORPORATION




                              By: /s/ Gary H. Miller
                                  ---------------------------------------------
                              Name:  Gary H. Miller
                              Title: Senior Vice President and
                                     Chief Financial Officer


Date:  July 29, 1998

                                 EXHIBIT INDEX


 Exhibit number    Description
 --------------    -----------

      99.1         Press Release of July 29, 1998